THIRD AMENDED & RESTATED
AMENDMENT AND WAIVER AGREEMENT

                    THIS THIRD AMENDED & RESTATED AMENDMENT AND WAIVER AGREEMENT, dated as of November 15, 2001 (this "Agreement"), is among ALLEGIANCE FUNDING I, LLC (the "Depositor"), MANUFACTURERS AND TRADERS TRUST COMPANY (the "Trustee"), and POINT WEST CAPITAL CORPORATION (the "Servicer") and is consented to by the Certificateholders named on the signature pages hereto.

RECITALS

                    WHEREAS (i) the Depositor, the Trustee and the Servicer are parties to that certain Trust Agreement, dated as of August 1, 1998 (as amended from time to time, and including all supplements thereto, the "Trust Agreement"), and (ii) the Depositor, the Trustee and the Servicer are parties to that certain Third Amended and Restated Supplement to Trust Agreement for Revolving Series 1998-1, dated as of April 14, 2000 (the "Series 1998-1 Revolving Supplement"), pursuant to which the Depositor issued the Allegiance Capital Trust I Revolving Certificates, Series 1998-1 (the "98-1 Revolving Certificates");

                    WHEREAS the Loan to Peavy & Brooks International, Inc. (the "PBI Loan") held by theDepositor and the Loan to Southern Acquisitions, Inc. (the "Southern Loan") held by the Depositor havebecome Defaulted Loans and have caused the Depositor to be in violation of certain provisions of theTrust Agreement;

                    WHEREAS the parties previously agreed to amend a provision of the Series 1998-1 Revolving Supplement and to amend and waive certain provisions of the Trust Agreement on the terms and conditions set forth in the Amendment and Waiver Agreement dated as of December 15, 2000 (the "Initial Waiver"), as modified by the Amended & Restated Amendment and Waiver Agreement, dated as of April15, 2001 (the "First Amended Waiver"), as modified by the Second Amended & Restated Amendmentand Waiver Agreement, dated as of July 16, 2001 (the "Second Amended Waiver"; the Initial Waiver,together with the First Amended Waiver and the Second Amended Waiver, is sometimes hereinafter referred to as the "Existing Waiver");

                    WHEREAS the Scheduled Maturity of the 98-1 Revolving Certificates, as amended under the Existing Waiver, is September 17, 2001;

                    WHEREAS, pursuant to Section 9.02 of the Trust Agreement, the Depositor, the Servicer and the Trustee may amend, modify or waive the provisions thereof with the prior written consent of the Holders of each Outstanding Certificate and may amend, modify or waive the provisions of the Series 1998-1

                    Revolving Supplement with the prior written consent of the Holders of the 98-1 Revolving Certificates; and WHEREAS the parties have agreed to further amend a provision of the Series 1998-1 Revolving Supplement and to amend and waive certain provisions of the Trust Agreement on the terms and conditions set forth in this Agreement;

                    NOW, THEREFORE, the parties hereto agree as follows:

                    1.      Definitions.  Each capitalized term used and not otherwise defined herein, including those used in the Recitals, has the meaning set forth in the Trust Agreement.

                    2.      Amendments to Series 1998-1 Revolving Supplement.   The definition of "Scheduled Maturity" in the Series 1998-1 Revolving Supplement is hereby amended by deleting the date "December 15, 2000" therein and substituting in its place the date "December 15, 2001". Notwithstanding the foregoing, the increase in interest rate that became effective on February 15, 2001 under Section 5 of the 1998-1 Revolving Supplement (as amended by the Initial Waiver) shall remain in effect.

                    3.      Amendments to Trust Agreement.      Solely with respect to the PBI Loan and the Southern Loan, each of the Depositor, the Servicer, the Trustee and the Certificateholders agree to amend the following provisions of the Trust Agreement on the following terms:

                            (a)      Clause (b) of the definition of "Adjustment Amount". The words "within sixty (60) days from the date the Loan became a Defaulted Loan" in clause (b) of the definition of"Adjustment Amount" are hereby deleted and replaced with the words "on or before February 15, 2002"; and

                            (b)     Clause (c) of the definition of "Adjustment Amount".      The words "within one hundred twenty (120) days from the date of receipt of such letter of intent" in clause (c) of the definition of "Adjustment Amount" are hereby deleted and replaced with the words "on or before April 15, 2002".

                            (c)      Section 1.03(b).     Section 1.03(b) is hereby amended to provide that Recoveries in respect of the PBI Loan or the Southern Loan shall be applied first to reimburse the Reserve Account for any Recovery Expenses allocable to such PBI Loan or Southern Loan and previously withdrawn from the Reserve Account.

                            (d)     Section 5.03(d).     Section 5.03(d) is hereby amended to allow disbursement of funds from the Reserve Account on each Distribution Date to reimburse the Servicer or the Special Servicer, as applicable, for Recovery Expenses allocable to the PBI Loan and/or Southern Loan if (i) the Certificateholder Agent has provided to the Depositor, the Servicer and the Special Servicer written consent to such disbursement and (ii) the remaining balance in the Reserve Account after such disbursement would equal or exceed the Reserve Account Floor Amount. The Depositor, the Servicer or the Special Servicer, as applicable, shall provide a written request for such disbursement to the Certificateholder Agent by the 3rd day of the calendar month in which such disbursement is to be made (or the next Business Day if such day is not a Business Day) and the Certificateholder Agent shall provide written consent or refusal to consent no later than the 10th day of such calendar month (or the next Business Day if such day is not a Business Day) and, assuming such request is timely delivered, the Certificateholder Agent's approval shall not be unreasonably withheld. The Certificateholder Agent's written consent shall be deemed to be direction to the Trustee to make such disbursement pursuant to Schedule 9 of the Servicing Report.

                            (e)      Section 6.01.     Section 6.01 is hereby amended to delete the period at the end of subparagraph (j) thereof and replace it with a semi-colon and to add the following new clause at the end thereof:

                            (k)      the failure of the Special Servicer to provide to the Certificateholders and the Certificateholder Agent weekly reports as to the status of the                                PBI Loan and the Southern Loan, including a comparison of actual results to the projected timeline for completion of the workout of each                                such Defaulted Loans indicated on Exhibit A attached to that certain Third Amended & Restated Amendment and Waiver Agreement, dated as                                of November 15, 2001, among the Depositor, the Trustee and the Servicer (as consented to by the

                                    Certificateholders), so long as such Loans are included in the Trust Estate and have not been re-classified as performing Loans or Liquidated Loans.

                    4.              Waivers.      The Trustee and the Certificateholders hereby waive through but not beyond February 15, 2002, any Default by the Depositor under Section 6.01(f) of the Trust Agreement, provided that a Depositor Event of Default under Section 6.01(f) shall be deemed to exist on and after February 16, 2002 if the 98-1 Revolving Certificates that are Rated Certificates have not been paid in full on or before February 15, 2002.

                    5.              Expenses.      The Trust shall reimburse from funds on deposit in the Reserve Account all reasonable fees, costs and expenses incurred by the Certificateholder Agent and the Holders of the Rated Certificates in connection with their review of this Agreement, including, without limitation, the reasonable fees of their special counsel (namely, Day, Berry & Howard LLP). In each applicable monthly Servicer Report, the Servicer shall from time to time instruct the Trustee to effect any such reimbursements.

                    6.              Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New Yor k.

                    7.              General.      This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

                    8.              Ratification; Consent.  Except as expressly modified and superseded by this Agreement, each of the Trust Agreement and the Series 1998-1 Revolving Supplement is ratified and confirmed in all respects and shall continue in full force and effect. By their execution and delivery of the consent hereto, each of the Certificateholders authorizes and directs the Trustee to execute and deliver that certain Third Amendment to Servicing Agreement, dated as of November 15, 2001 (the "Servicing Amendment"), among the Depositor, the Trustee, the Servicer, Allegiance Capital, LLC, as the Special Servicer, and Foresight Analysts, Inc., as the Servicing Advisor, a final copy of which is attached hereto as Exhibit B.

ALLEGIANCE FUNDING 1 llc, , as the Depositer

By: /s/ Michael W. McDermitt

Name: Michael W. McDermitt
Title: Vic President & Secretary

MANUFACTURERE AND TRADERS TRUST COMPANY, as the Trustee

By: /s/ Russell T. Whitley

Name: Russell T. Whitley
Title: Assitant Vice President

POINT WEST CAPITAL CORPORATION, as the Servicer

By: /s/ John Ward Rotter

Name: John Ward Rotter
Title: Chief Financial Officer

Consented and Agreed:

Each of the Certificateholders aurhorizes and directs the Trustee to execute the foregoing Third Amended & Restated Amendment and Waiver Agreement and the Servicing Amendment referenced therein.

TICE & CO., as registered owner of the	UNITED OF OMAHA LIFE INSURANCE
Class A-R Certificates	COMPANY

By: /s/ Brian D. Hunt	By: /s/ Edwin H. Garrison Jr.

Its:: Partner-Tice & Co	Its: First Vice President

TICE & CO., as registered owner of the	NATIONWIDE LIFE INSURANCE
Class B-R Certificates	COMPANY

By: /s/ Brian D. Hunt	By: /s/ Mark W. Poeppelman

Its:: Partner-Tice & Co	Its: Associate Vice President

TICE & CO., as registered owner of the	LIBERTY LIFE INSURANCE COMPANY
Class C-R Certificates	(Certificates held in the nominee name HARE & CO.)

By: /s/ Brian D. Hunt	By: /s/ Adam Emerson

Its:: Partner-Tice & Co	Its: Authorized Officer

ALLEGIANCE FUNDING 1, LLC, as	TICE & CO., registered owner of the Class C
registered owner of the Class D-R Certificates	Certificates

By: /s/ Michael W. McDermitt	By: /s/ Brian D. Hunt

Its:: Vice President & Secretary	Its:: Partner-Tice & Co

PACIFIC LIFE INSURANCE COMPANY	TICE & CO., registered owner of the Class D
Certificates

By: /s/ Cathy Schwartz	By: /s/ Brian D. Hunt

Its:: Asst. Vice President	Its:: Partner-Tice & Co

By: /s/ Diane W. Dales

Its:: Asst. Secretary
TICE & CO., registered owner of the Class E
Certificates

By: /s/ Brian D. Hunt

Its:: Partner-Tice & Co

EXHIBIT A

to

THIRD AMENDED & RESTATED

AMENDMENT AND WAIVER AGREEMENT

Nichols Family Services, LLC

Timeline for Disposition

  April - May - June, 2001

- Complete business renewal activities;

- Get bookkeeping established;

- Account for pre-need assets & liabilities;

- Establish budget and fr ee cash flow expectations;

- Decide whether to hi re a broker for sale process;

- Collect info for sales prospectus;

- Prepare sales prospectus;

- Begin identifying possible buyers

- Business begins generating free cash flow

  June – July, 2001

- Marketing Process

- Business continues generating free cash flow

  August, 2001

- Complete marketing process

- Select buyer

- Negotiate and Enter into LOI

- Business continues generating free cash flow

  September - October, 2001

- Complete sale process

- Possible foreclosure and/or negotiation with Specialized Commercial Lending (junior mortgage holder) and/or the Nichols (former owners/ unsecured creditors), also Brown-Service (landlord in main funeral home)

- September 30 October 30: close sale

Southern Family Funeral Care, LLC
Timeline for Disposition

  April – May – June – July, 2001

- Get bookkeeping established;

- Accounting for pre-need assets & liabilities;

- Establish budget and free cash flow expectations;

- Decide whether to hire broker;

- Collect info for sales prospectus;

- Prepare sales prospectus;

- Begin identifying possible buyers

  July – August – September – October, 2001

- Marketing process

- Business generating free cash flow

  October – November – December, 2001

- Complete marketing process;

- Select buyer, negotiate and enter into LOI

  December – January – February, 2002

- Complete sale process;

- Possible foreclosure and/or negotiation with junior creditors (Kents in respect of Kent FHs/ Morrows in respect of
  Pineview Memory Gardens).

- January 30: close sale

EXHIBIT B
to
THIRD AMENDED & RESTATED
AMENDMENT AND WAIVER AGREEMENT

Please see attached.

THIRD AMENDMENT TO SERVICING AGREEMENT

                    THIS THIRD AMENDMENT TO SERVICING AGREEMENT, dated as of November 15, 2001 (this "Agreement"), is among ALLEGIANCE FUNDING I, LLC (the "Depositor"), MANUFACTURERS AND TRADERS TRUST COMPANY (the "Trustee"), POINT WEST CAPITAL CORPORATION (the "Servicer"), ALLEGIANCE CAPITAL, LLC ("Special Servicer"), and FORESIGHT ANALYSTS, INC. (the "Servicing Advisor").

RECITALS

                    WHEREAS the Servicer, the Special Servicer, the Servicing Advisor, the Depositor and the Trustee are parties to that certain Servicing Agreement, dated as of August 1, 1998 (as amended by the Consent and Amendment, dated as of June 4, 1999, and the Fourth Amendment to Trust Agreement & Second Amendment to Servicing Agreement, dated as of August 1, 2001, the "Servicing Agreement"), whereby the Servicer, the Special Servicer and the Servicing Advisor each perform certain duties with respect to servicing the Loans on behalf of the Depositor and the Certificateholders;

                    WHEREAS the parties have agreed to amend the Servicing Agreement on the terms and conditions contained herein; and

                    WHEREAS, pursuant to Section 7.02 of the Servicing Agreement, the Depositor, the Servicer, the Special Servicer, the Servicing Advisor and the Trustee may amend, modify or waive the provisions of the Servicing Agreement with the prior written consent of the Holders of 51% of each affected Class of
Rated Certificates;

                    NOW, THEREFORE, the parties hereto agree as follows:

                    1.          Definitions.      Each capitalized term used and not otherwise defined herein, including those used in the Recitals, has the meaning set forth in  the Servicing Agreement.

                    2.          Amendments to Servicing Agreement.

                                (a)          Section 3.02(b). Section 3.02(b) of the Servicing Agreement is hereby amended to add a new sub-clause (viii) thereto at the end                      thereof as follows:

                                             (viii) The Special Servicer shall, promptly upon becoming aware of any material fact or material development concerning (w) any                                   Defaulted Loan, (x) any Delinquent Loan, (y) any Loan that the Special Servicer at such time reasonably believes could reasonably be                                   expected to become a Delinquent Loan or a Defaulted Loan or (z) any underperforming Loan, provide written notice to the Certificateholder                                  Agent specifying such material fact or material development.

                                (b) Section 3.16. Each of the Depositor, the Servicer, the Special Servicer, the Servicing Advisor, the Trustee and the Certificateholders                      hereby agree that, notwithstanding anything to the contrary contained in the Servicing Agreement, including, without limitation, Section 3.16 thereof and                      Exhibit F thereto, effective on and after March 15, 2001, each of the Servicer and the Special Servicer shall use its best efforts to obtain and/or keep in                      place the insurance required under Section 3.16 of the Servicing Agreement and Exhibit F thereto; provided that, so long as the Servicer and the                      Special Servicer use such best efforts, no Servicer Default, Servicer Event of Default, Special Servicer Default or Special Servicer Event of Default

                    shall be deemed to occur by virtue of the Servicer and/or the Special Servicer, as applicable, being unable to comply with the requirements contained in                      Section 3.16 of the Servicing Agreement and Exhibit F thereto; provided further that the foregoing shall in no way diminish or relieve the Servicer, the                      Special Servicer and the Servicing Advisor, as applicable, from any of their other respective duties and obligations as set forth in the Servicing                      Agreement.

                    3.          Expenses.      The Trust shall reimburse from funds on deposit in the Reserve Account all reasonable fees, costs and expenses incurred by the Certificateholder Agent and the Holders of the Rated Certificates in connection with their review of this Agreement, including without limitation the reasonable fees of their special counsel (namely, Day, Berry & Howard LLP). In each applicable monthly Servicer Report the Servicer shall from time to time instruct the Trustee to effect any such reimbursements.

                    4. Governing Law.     This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                    5. General.     This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

                    6. Ratification.     Except as expressly modified and superseded by this Agreement, the Servicing Agreement is ratified and confirmed in all respects and shall continue in full force and effect.

                    7. Effectiveness.     This Agreement shall become effective upon (a) the execution and delivery of a counterpart hereof by each of the parties hereto and (b) the execution and delivery by the Certificateholders of their consent to that certain Third Amended & Restated Amendment and Waiver Agreement, dated as of November 15, 2001, among the Depositor, the Trustee and the Servicer.